Commitments And Contingent Liabilities (Future Minimum Lease Commitments) (Details) $ in Thousands	Dec. 31, 2015 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2015	$ 51,969
2016	40,383
2017	26,071
2018	20,306
2019	13,188
2020 and thereafter	72,982	[1]
Future minimum lease commitments, total	$ 224,899

[1]	During 2012, the Company entered into a lease agreement for a new complex with Ogen Yielding Real Estate Ltd. The lease period of the new complex is 15 years that will begin after the conclusion of the construction during 2016. The expected lease fee will be approximately $3,000 per annum.